Exhibit 99.1
LGI Homes, Inc. Appoints Laura Miller to Board of Directors

THE WOODLANDS, Texas, Jan. 03, 2019 (GLOBE NEWSWIRE) -- LGI Homes, Inc. (Nasdaq:LGIH) today announced that its board of directors increased the size of the board from six directors to seven directors on January 1, 2019 and appointed Laura M. Miller, SVP and Global Chief Information Officer, IHG® (InterContinental Hotels Group), as a new independent director to serve until LGI’s 2019 annual meeting of stockholders.
“We are pleased to welcome Laura, as a new independent director to LGI’s board,” said Eric Lipar, Chairman and Chief Executive Officer of LGI Homes. “She joins LGI at an exciting time as we continue to grow our business on our path to becoming a top 5 homebuilder. The addition of Laura to our board complements our directors’ skills and experience and we are confident she will provide valuable perspective.”
About Laura M. Miller
As IHG’s SVP and Global Chief Information Officer, Ms. Miller’s responsibilities include the strategy, delivery, operations and security of technology solutions for more than 5,500 hotels and corporate offices around the globe. Ms. Miller has been a member of the IHG senior management team since August 2013 and has held the role of SVP and Global Chief Information Officer since December 2017.
Ms. Miller’s background prior to joining IHG includes extensive, multi-discipline technology and multi-industry experience. She was previously SVP at First Data Corporation (FDC), a highly regulated global payments processing leader that serves more than six million merchant locations, thousands of card issuers and millions of consumers. In this role, Ms. Miller led several transformational initiatives to rearchitect the business to deliver operational and financial improvements and worked closely with international leadership to develop and implement strategies to address the global financial crisis. In addition, Laura has served in various senior leadership capacities at TD Ameritrade, The U.S. Patent and Trademark Office, The Housing Opportunities Commission of Montgomery County, Maryland, and British Aerospace, PLC.
Ms. Miller holds a Master’s degree in Computer Science Management from the University of Maryland.
About LGI Homes, Inc.
Headquartered in The Woodlands, Texas, LGI Homes, Inc. engages in the design, construction and sale of homes in Texas, Arizona, Florida, Georgia, New Mexico, Colorado, North Carolina, South Carolina, Washington, Tennessee, Minnesota, Oklahoma, Alabama, California, Oregon and Nevada. The Company has a notable legacy of more than 15 years of homebuilding operations, over which time it has closed over 28,000 homes. For more information about the Company and its new home developments please visit the Company's website at www.LGIHomes.com.
Forward-Looking Statements
Any statements made in this press release that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include statements about the Company’s business plan and strategies. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will” or, in each case, their negative, or other variations or comparable terminology. For more information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements please refer to the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the “Cautionary Statement about Forward-Looking Statements” subsection within the “Risk Factors” section, and subsequent filings by the Company with the Securities and Exchange Commission. The Company bases these forward-looking statements on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this press release, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could cause actual results to differ materially from those expressed in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.
CONTACT:
Investor Relations
Caitlin Stiles, (281) 210-2619
InvestorRelations@LGIHomes.com